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                                                                 EXHIBIT 23.1


                       Consent of Independent Auditors

We consent to the incorporation by reference in Registration Statement (Form S-8 No. 333-59356) of Schuler Homes, Inc., of our report dated June 27,
2001, with respect to the financial statements of Schuler Homes, Inc., included in this Annual Report (Form 10-K) for the year ended March 31, 2001.



                                                /s/ Ernst & Young LLP

Los Angeles, California
June 28, 2001